UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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AMENDMENT NO. 1 TO

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2009

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Green Energy Live, Inc.
(Exact name of registrant as specified in its charter)
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Nevada	333-148661	33-1155965
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1740 44th Street, Suite 5-230
Wyoming, MI 49519-6443
(Address of Principal Executive Office) (Zip Code)

(866) 460-7336
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor provisions created by that statute. The words "anticipate," "expect," "believe," "plan," "intend," "will" and similar expressions are intended to identify such statements. Although the forward-looking statements in this current report on Form 8-K reflect the good faith judgment of our management, such statements are subject to various risks and uncertainties, including but not limited to those discussed or incorporated by reference herein. Actual results and the timing of selected events may differ materially from those anticipated in these forward-looking statements. Except as required by applicable law, we disclaim any duty to update any forward-looking statement to reflect events or circumstances that occur after the date on which such statement is made.

The forward-looking statements included herein are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners and competitors and legislative, judicial and other governmental authorities and officials. Assumptions related to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Any of such assumptions could be inaccurate. Some of the factors that could cause results to differ materially from those in the forward-looking statements are set forth below under the caption "Risk Factors" in Item 2.01 of this current report on Form 8-K.

EXPLANATORY NOTE

This amendment No.1 on Form 8-K/A to the Green Energy Live, Inc. Form 8-K originally filed with the Securities and Exchange Commission on August 11, 2009 (the “Form 8-K”) amends the Form 8-K to include and update Item 1.01 and certain financial statements of Comanche Livestock Exchange LLC.

Item 1.01 - Entry into a Material Definitive Agreement

As previously disclosed in our current report on Form 8-K filed on August 11, 2009 and as more fully described below in Item 1.01 to this current report on Form 8-K, Comanche Livestock Exchange LLC, or CLEL or Comanche, became a now wholly-owned operating subsidiary on July 24, 2009.

Pursuant to the agreement, the Company acquired a 100% ownership of CLEL, a company which operates a live auction of steer and cattle.  CLEL owns primarily real estate and equipment and is dedicated to serving the large and small cattle producer. Sales of various livestock, including: breed, packer and replacement cattle, bulls, yearling steers and heifers, bottle-calves, sheep and goats, are conducted weekly via live auction, private treaty and/or online. Comanche also offers a wide array of services including: catching and hauling, portable penning, and problem cattle removal.  Comanche has been an ongoing business operation for over 60 years.

 The sole owner of CLEL sold 100% of his rights to Registrant.  The sole owner does not have a material relationship, other than in respect of the transaction, to the Registrant or any of its affiliates, or any director or officer of the Registrant, or any associate of any such director or officer. The Purchase Price for the acquisition of CLEL was Fifty Thousand Dollars (US$50,000.00) in the form of restricted Registrant common stock issued to sole owner and a promissory note in the amount of Nine Hundred Fifty Thousand Dollars (US$950,000.00) Note. The note shall be paid in the following manner: i) US$450,000 paid in approximately 60 days from the date of the definitive agreement; ii) US$250,000 within 12 months of Closing Date; and iii) Balance of US$250,000 within 24 months of Closing Date. Upon payment of all funds CLEL shall have no debt or liabilities.

Description of Business

Please note that the information provided below relates to the combined company after the acquisition of CLEL, unless otherwise specifically indicated or the context otherwise requires.

We are a renewable energy technology company focused on developing and commercializing energy conversion technology in the emerging field of fossil fuel alternatives.

We have developed, acquired and maintain a portfolio of pending patents and patent applications that form the proprietary base for our research and development efforts in the area of renewable energy research. We believe that our intellectual property represents one of the strongest portfolios in the field. This technology base will provide a competitive advantage and will facilitate the successful development and commercialization of techniques and devices for use in a wide array of alternative energy approaches including bio-fuels, advanced fermentation, and a novel solar thermoelectric power generation technology.

Our belief that our intellectual property pipeline represents one of the strongest portfolios in the field is supported by:

*	the pace of filing and the focus of the portfolio,
*	the relative immaturity of this field of study, and
*	the limited number of truly competitive portfolios of intellectual property.

Alternative energy source creation is a constantly growing field that is relatively new, involving the development of techniques based on advances in biotechnology and material science. We have developed and maintain a comprehensive portfolio with ownership or exclusive licensing of pending patents in the field of chemical processing and related technologies.

There are strong competitors in our field, but currently, there are only a limited number of companies fully operational in this field. Our intellectual property portfolio and development pipeline compares favorably with those of our competition based on market research and industry analysis that we have conducted this past year.

All of our research efforts to date are at the level of basic research or in the prototype stage of development. We are focused on leveraging our key assets, including our intellectual property, our engineering team, our market insight and our capital, to accelerate the advancement of our two basic technologies. In addition, we are pursuing strategic collaborations with members of academia, industry and foundations to further accelerate the pace of our research efforts. We are currently headquartered in Wyoming, Michigan (near Grand Rapids, Michigan).

Risk Factors

We will require additional financing which may require the issuance of additional shares which would dilute the ownership held by our shareholders

Currently the Company is relying on the private placement of restricted stock to fund ongoing developmental activities.  The announced acquisitions are planned to be funded by the Company’s plan to register and sell an additional 20,000,000 Green Energy Live, Inc. common shares with the Securities Exchange Commission.  This industry segment, in general, could be impacted by incentives and market influences from the U.S. Government and its push towards a “green economy”.  The Company plans to pursue its acquisitions and development products independently of any subsidies from any government entity, since such subsidies are subject to the political whims of change outside of the Company’s influence.  The Company perceives the sustainability of government subsidies to be too risky to rely on for its business planning and funding planning.

We have a limited operating history that you can use to evaluate us, and the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays that we may encounter because we are a small development stage company.  As a result, we may not be profitable and we may not be able to generate sufficient revenue to develop as we have planned.

Since inception, the Company has been engaged in product development and pre-operational activities. If we cannot generate revenue, we may have to alter or delay implementing our plan of operations. We will require additional financing which may require the issuance of additional shares that will dilute the ownership held by our stockholders.  We will require significant financing to achieve our current business strategy and our inability to obtain such financing could prohibit us from executing our business plan and cause us to slow down our expansion of operations.

There are significant regulatory restrictions in the production of bio-fuels, which is the main focus of our business. There are governmental, safety, and industry standards that must be met in order for our products to be available for sale in the market.  Failure to adhere or meet these standards will delay or prevent revenue or sales for our Company.  Finding the appropriate personnel who understand these standards is crucial to the survival of the Company.

We have not paid any dividends on our common stock in the past, and do not anticipate that we will declare or pay any dividends in the foreseeable future. Consequently, you will only realize an economic gain on your investment in our common stock if the price appreciates. You should not purchase our common stock expecting to receive cash dividends. Therefore our failure to pay dividends may cause you to not see any return on your investment even if we are successful in our business operations. In addition, because we do not pay dividends we may have trouble raising additional funds, which could affect our ability to expand our business operations.

Our common stock is considered a penny stock, which is subject to restrictions on marketability, so you may not be able to sell your shares. If our common stock becomes tradable in the secondary market, we will be subject to the penny stock rules adopted by the Securities and Exchange Commission that require brokers to provide extensive disclosure to their customers prior to executing trades in penny stocks. These disclosure requirements may cause a reduction in the trading activity of our common stock, which in all likelihood would make it difficult for our stockholders to sell their securities.

The Company continues to operate with a limited amount of staff, which may hinder the progress of the Company forward with its business plan.  The Company anticipates being able to add key personnel in the finance, technology and marketing areas in 2009, that will help move the Company toward accomplishing its stated objectives.

Our future success is dependent, in part, on the performance and continued service of Karen Clark, our Chief Executive Officer. Without her continued service, we may be forced to interrupt or eventually cease our operations. The loss of her services would delay our business operations substantially.

Our business is greatly dependent on our ability to attract key personnel. We will need to attract, develop, motivate and retain highly skilled technical employees. Competition for qualified personnel is intense and we may not be able to hire or retain qualified personnel. Our management has limited experience in recruiting key personnel, which may hurt our ability to recruit qualified individuals. If we are unable to retain such employees, we will not be able to implement or expand our business plan.

We may fail to establish and maintain strategic relationships.

We believe that the establishment of strategic partnerships will greatly benefit the growth of our business, and we intend to seek out and enter into strategic alliances.  We may not be able to enter into these strategic partnerships on commercially reasonable terms, or at all.  Even if we enter into strategic alliances, our partners may not attract significant numbers of customers or otherwise prove advantageous to our business. Our inability to enter into new distribution relationships or strategic alliances could have a material and adverse effect on our business.

We might need additional specialized personnel.

Although we are committed to the continued development and growth of our business, we will need to add the specialized key personnel to assist us in the execution of our business model.  It is possible that we will not be able to locate and hire such specialized personnel on acceptable terms.  We will make every effort to recruit executives with proven experience and expertise as needed to achieve our plan.

Our success will depend in part on our ability to market products and services.

Due to our limited resources, the execution of our business model and sales and marketing of our products and services has been limited to date.  Our success is dependent upon our ability to execute with such limited resources.

We may not be able to develop a market for our products and services, which will most likely cause our stock price to decline.

The demand and price for our products and services will be based upon the existence of markets for them.  The extent to which we may gain a share of our intended markets will depend, in part, upon the cost effectiveness ad performance of our products and services when compared to alternative products and services, which may be conventional or heretofore unknown.  If the products and services of other companies provide more cost-effective alternatives or otherwise outperform our products and services, the demand for our products and services may be adversely affected.  Our success will be dependent upon market acceptance of our products and services.  Failure of our products and services to achieve and maintain meaningful levels of market acceptance would materially and adversely affect our business, financial condition, results of operations and market penetration.  This would likely cause our stock price to decline.

We may have difficulty in attracting and retaining management and outside independent members to our Board of Directors as a result of their concerns relating to their increased personal exposure to lawsuits and stockholder claims by virtue of holding these positions in a publicly held company.

The directors and management of publicly traded corporations are increasingly concerned with the extent of their personal exposure to lawsuits and stockholder claims, as well as governmental and creditor claims which may be made against them, particularly in view of recent changes in securities laws imposing additional duties, obligations and liabilities on management and directors.  Due to these perceived risks, directors and management are also becoming increasingly concerned with the availability of directors and officers’ liability insurance to pay on a timely basis the costs incurred in defending such claims.  We currently do carry limited directors and officers’ liability insurance.  Directors and officers’ liability insurance has recently become much more expensive and difficult to obtain.  If we are unable to continue or provide directors and officers’ liability insurance at affordable rates or at all, it may become increasingly more difficult to attract and retain qualified outside directors to serve on our Board of Directors.

We may lose potential independent board members and management candidates to other companies that have greater directors and officers’ liability insurance to insure them from liability or to companies that have revenues or have received greater funding to date which can offer more lucrative compensation packages. The fees of directors are also rising in response to their increased duties, obligations and liabilities as well as increased exposure to such risks.  As a company with a limited operating history and limited resources, we will have a more difficult time attracting and retaining management and outside independent directors than a more established company due to these enhanced duties, obligations and liabilities.

Legislative actions and potential new accounting pronouncements are likely to impact our future financial position and results of operations.

There have been regulatory changes, including the Sarbanes-Oxley Act of 2002, and there may potentially be new accounting pronouncements or additional regulatory rulings, which will have an impact on our future financial position and results of operations.  The Sarbanes-Oxley Act of 2002 and other rule changes as well as proposed legislative initiatives have increased our general and administrative costs as we have incurred increased legal and accounting fees to comply with such rule changes.  Further, proposed initiatives are expected to result in changes in certain accounting rules, including legislative and other proposals to account for employee stock options as a compensation expense.  These and other potential changes could materially increase the expenses we report under accounting principles generally accepted in the United States, and adversely affect our operating results.

We may fail to obtain government approval of our processes.

The Environmental Protection Agency and Departments of Energy, Agriculture and Commerce regulate the commercial distribution and marketability of alternative fuels.  In the event that we determine that these regulations apply to our technology, we will need to obtain federal approval from these agencies for such distribution.  The process of obtaining approval may be expensive, lengthy and unpredictable.  We have not developed our products to the level where these approval processes can be started.  We do not know if such approval could be obtained in a timely fashion, if at all.  In the event that we do not receive any required approval for certain products, we would not be able to sell such products in the United States.

Properties

Intellectual Property (Patents Granted and Pending)

As disclosed in our previous

1)	Sensor Wand, and Composting Apparatus Including Same Docket # 0196-05UA; Application # 10/998,074; Filing Date November 26, 2004.

2)	Methane Accumulator System for Septic Tanks Docket # 0196-06PPA; Application # 60/963,750; Filing Date August 7, 2007.

3)
Direct Steam Injection Heater with Integrated Reactor and Boiler U.S. Serial No. 11877059; Filing Date October 23, 2007.  This patent was granted on July 14, 2009.  This patent is Patent No. US 7,559,537 B1

Our research and development is supported by a broad intellectual property portfolio. We currently own or have exclusive ownership of three patent applications pending in the field of chemical process technology.  We intend to use one or more with the client base provided by CLEL.  Our success will likely depend upon our ability to preserve our proprietary technologies and operate without infringing the proprietary rights of other parties. However, we may rely on certain proprietary technologies and know-how that are not patentable. We protect our proprietary information, in part, by the use of confidentiality agreements with our employees, consultants and certain of our contractors.

We maintain a disciplined patent policy and, when appropriate, seek patent protection for inventions in our core technologies and in ancillary technologies that support our core technologies or which we otherwise believe will provide us with a competitive advantage. We pursue this strategy by filing patent applications for discoveries we make, either alone or in collaboration with collaborators and strategic partners. We plan to obtain licenses or options to acquire licenses to patent filings from other individuals and organizations that we anticipate could be useful in advancing our research, development and commercialization initiatives and our strategic business interests.

The fundamental consequence of patent expiration is that the invention covered by that patent will enter the public domain. However, the expiration of patent protection, or anticipated patent protection, for most of our portfolio is not scheduled to begin for approximately twenty years. Due to the rapid pace of technology development in this field, and the volume of intellectual property that we anticipate will be generated over the next decade, it is unlikely that the expiration of any existing patents or patent rights would have an adverse affect on our business. Due to our current stage of development, our existing patent application portfolio is not currently supporting a marketed product, so we will not suffer from any reduction in product revenue from patent expiration. Any actual products that we develop are expected to be supported by intellectual property covered by current patent applications that, if granted, would not expire for twenty years from the date first filed.  Patent #1, the Sensor Wand, has initially been rejected by the U.S. Patent Office as too similar to a previous patent.  The Company is appealing this decision and has retained the services of its Patent Attorney to represent the Company in this appeal process.

Physical Property

Through our newly acquired subsidiary CLEL, Green Energy Live owns land commonly known as 67/377 Comanche Texas, together with improvements to the property.

Legal Proceedings

We are not engaged in any litigation, and we are unaware of any claims or complaints that could result in future litigation.

Market for Common Equity

There is presently limited trading for our registered shares of common stock.

Management’s Discussion and Analysis of Financial Conditions and Plan of Operations.

GELV intends to focus on the biomass to fuel for its operations in the green energy industry. By end of 2009, we expect to incorporate the Comanche’s client base. The current owners and employees of CLEL will be representing Green Energy’s biomass to fuel patent-pending technology to their current client base. This synergy allows Green Energy to begin its distribution channel without incurring the additional expense of hiring a sales force separately. Please see our Bio-Waste Discussion below.

There are very few players in this industry and the installations stand to not only save the operators in electricity costs, but potentially the owners of these installations can turn these installations into a profit center.  Many states allow surplus electricity to be sold back onto the grid, thus these installations can produce the green energy, which is in demand in various areas of the country.  In addition, these installations may also allow the owners to participate in any future or pending green energy credit trades that could bring additional funding to their operations.

Outside of the plan of the biomass to fuel opportunities, Comanche is already on the leading edge of applying technology to traditional livestock auction operations.  Comanche is now offering internet auctions and is streaming its auctions live on the internet every Saturday.  Comanche plans to install an integrated scale system which will allow anyone, anywhere in the world to expertly bid on the livestock in the auction because the specific weight of the livestock will be streamed live during the auction process.  This technology gives Comanche a huge competitive advantage in the auction market and it is anticipated that it will increase its market share of the livestock auction business.  This technology will no longer limit Comanche to its auctions at the auction barn.  They can take this technology out to where the livestock herds are located, and save the cost of transporting the livestock twice.

Comanche is a solid acquisition for Green Energy Live, Inc.  It is a profitable entity and the operations are run with effective use of resources.  The personnel at Comanche bring expertise in the industry to the company and Comanche has been in continuous operation for decades.  The auction industry revenues are driven by a combination of market conditions, as well as long term weather patterns.  Comanche has recognized that outside conditions can affect its operations, and has adjusted their business practices accordingly.  Their technology upgrades are a response to keeping their operational revenue as high as possible.

In summary, Green Energy Live, Inc. sees Comanche as a very strong, solid first acquisition.  Comanche will be operating as a wholly owned subsidiary of Green Energy Live, Inc.  It is a profitable operation, so corporate resources will not be needed to maintain the operating costs of this subsidiary.

Bio-Waste Discussion

With the lower cost to produce facilities that use biomass waste, as well as the lack of competitors in this market, Green Energy Live will have the ability to move in this market and make a good market penetration to capture a large market share.  The Company plans to use its pending patent system, Methane Accumulator System for Septic Tanks Docket, to accomplish its Bio-waste Plan through Comanche’s client base system.

The recycling of diverse consumables, such as the re-use of cooking oils and that of animal fats and their waste product, is one part of the bio-fuels innovations, but there are other important aspects regarding this diversity we can also appreciate. By using otherwise waste and by-products in this manner we do not upset the ‘balance’ of the agricultural panoply. Animals raised and plants grown that are already designated for human consumption are not in excess of current needs. However, when it comes to growing crops for biomass fuels for specific use, which unlike fossil fuels are not already there on tap, agricultural planners and environmentalists need to take care that this particular form of supply for modern energy production does not cause us unwanted problems.  In 2008, the price of corn went very high because of ethanol production.  This in turn, affected the price of food in the United States as well as in other countries.  This is not a sustainable business model, thus Green Energy Live is turning to the use of animal waste for the biomass fuel source.  Not only does this animal waste need to be handled to prevent it from contaminating the watersheds, but it represents a cost to the animal farmers, ranchers and feed lot owners that affect their profits.  Using this animal waste to create energy, instead, turns a cost to the operator into a potential profit center if enough energy can be created to send out to the grid.  At the very least, this animal waste can be used to reduce their demand and cost for utilities, thus reducing the overhead of their operations in two ways, eliminating the cost to haul the animal waste off the land and reducing their demand for outside electricity from the grid.  There are very few companies offering solutions in this market segment and Green Energy Live, Inc. has determined that this is the best entry point for a new company with limited resources.

Directors and Executive Officers of the Registrant.

Our executive officers and directors and their ages as of October 1, 2009 is as follows:

NAME	AGE	POSITION
Karen E. Clark	54	President, Chief Executive Officer, and Chief Financial Officer
Bill McFarland	53	Director
Bob Rosen	65	Director

Set forth below is a brief description of the background and business experience of our executive officers and directors for the past five years.

Karen E. Clark, 54, CEO / Director.  Karen has 30 years of industry and marketing experience. She has a Bachelor of Engineering degree from Purdue University and an MBA from Pepperdine University. She has held various staff and management positions in leading edge technology companies in the aerospace, automation and controls, automotive, financial, and the consumer goods industries. For the past decade, Karen has owned and operated her own Management Consulting Company working with start-up companies on strategic planning, marketing, and internal operations.

Bill McFarland, 53, Director.  Mr. McFarland recently celebrated 30 years in the automotive industry. He spent his first six years in sales and sales management and the next eight years in finance & insurance, specializing in building lending relationships between finance institutions and his customers. His success in building these relationships resulted in record sales volume. Since August 1990 Bill has purchased and operated 4 dealership facilities with seven different automobile franchises in Chicago Illinois’ metro and suburban markets. Since August 2006 Bill has been selling the last of his dealerships in order to devote 100% of his time and energy on mergers and acquisitions along with management and consulting for Green Energy Live, Inc.

Mr. Bob Rosen, Director, 65.  Bob Rosen is a nationally recognized management consultant to developers, corporations, condominiums and community associations.  He serves as the President of Rosen Consultants and Global Consulting & Management, Inc. both national firms located in Miami, Florida specializing in providing consulting services to attorney firms, developers, and association clients in the Southeastern United States.  He is a graduate of the University of Miami with both Bachelors and Masters Degrees in Business Administration (Marketing & Management).

Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our current executive officers by any person for all services rendered in all capacities to us.

Name and Principal Position	Year	Bonus Salary	Stock Awards ($)	Option Awards ($)	Totals ($)
Karen Clark, President, Chief Executive Officer, Director*	2008	$125,000	N/A	N/A	$125,000

Karen Clark, President, Chief Executive Officer, Director**	2007	$56,000	N/A	N/A	$56,000

Bill McFarland, Director	2008	$-	N/A	N/A	$-

Bill McFarland, Director	2007	$-	N/A	N/A	$-

Bob Rosen, Director***	2009	$-	N/A	N/A	$-

* Of the $125,000 in contractual compensation, only $55,000 was actually received.  The rest of the compensation was deferred until operational cash flow improves.
** The 2007 figure was modified from the prior filing reflecting payments made through an employee leasing service arrangement.
*** Mr. Rosen started in the 2nd quarter of 2009.

There are no director fees for the members of the Board of Directors.  There is no other stated compensation for serving on the Board of Directors at this time.

Employment Agreements

All previous employment agreements in place in both Green Energy Live and CLEL shall remain in place until future notice.

Security Ownership of Certain Beneficial Owners and Management Related Stockholder Matters.

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of October 10, 2009, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class

Common Stock	Scott Francis (1) 59-574 Makana Rd Haliewa, HI 96712	57,000,000	9.08%

Common Stock	Louise Stevens (1) 270 Citrus Rd River Ridge, LA 70123	57,000,000	9.08%

Common Stock	Tech Development LLC (1) Attn: Cident Law Group PLLC 1425 Broadway Ave #454, Seattle WA 98102	110,370,000	17.58%

Common Stock	Kytin Holdings LLC (1) Attn: Cident Law Group PLLC 1425 Broadway Ave #454, Seattle WA 98102	53,370,000	8.5%

Common Stock	Michele McDonald (1) 5860 Citrus Blvd., #196, Harlan, LA 70123	45,000,000	7.17%

Common Stock	Tyberius LLC (1) Attn: Cident Law Group PLLC 1425 Broadway Ave #454, Seattle WA 98102	45,000,000	7.17%

The percent of class is based on 628,237,675 shares of common stock issued and outstanding as of October 10, 2009.

(1) These individuals received their shares through a transfer of shares from Kaleidoscope Real Estate, Inc, which originally owned 15,000,000 (pre-split), and from The Good One, Inc., which also originally owned 15,000,000 (pre-split), as of June 30, 2009.  Scott Francis, Tech Development LLC, Kytin Holdings LLC, nor Tyberius LLC are not related to Kaleidoscope Real Estate, Inc.  Kaleidoscope Real Estate, Inc. was a founding shareholder/member of Green Energy Live, Inc. Currently it has no relationship other than incorporating the Company.  The Good One, Inc., has entered into a consulting agreement with Green Energy Live, Inc. The consulting agreement was signed on January 11, 2007 for the purpose of providing assistance with due diligence processes, capital structures, capital resources, structuring and providing alternative sources for accounts receivable, purchase order and other asset-based or cash flow financing; identify and coordinate investor relations services; guidance and assistance in available alternatives to maximize shareholder value; development of potential strategic alliances, mergers and acquisitions; and periodic preparation and distribution of research reports and other information to the investment banking community. The compensation was $20,000 a month for six months commencing March 1, 2007, and was then converted to a month-to-month contract and is currently ongoing at the same monthly compensation.  The expense is included with consulting fees to shareholders in the Statement of Operations in the Company’s Financial Statements.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to this Merger Agreement, on July 24, 2009, we issued 750,000 shares (post forward split of 1 to 15 shares) of our Common Stock to the sole owner of Comanche Livestock Exchange, LLC in exchange for 100% of the interests of Comanche Livestock Exchange, LLC.

Such securities were not registered under the Securities Act of 1933.  The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933.  These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 9.01 - Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Audited 2008 Financial Statements for Comanche Livestock Exchange, LLC (Exhibit 99.1)
Balance Sheet (Unaudited) of Comanche Livestock Exchange as of June 30, 2009
Statements of Operations and Member Equity (Unaudited) for Comanche Livestock Exchange for the six months ended June 30, 2009 and 2008

Statement of Cash Flows (Unaudited) for Comanche Livestock Exchange for the six months ended June 30, 2009 and 2008

(b)   Pro forma financial information.

Combined Pro Forma Balance Sheet as of June 30, 2009
Combined Income Statement for the six months ended June 30, 2009 and the year ended December 31, 3008

(c)   Exhibits.

Exhibit Number	Description of Exhibits
2.1	Merger Agreement (incorporated by reference to Exhibit 10.1 of the registrant's current report on Form 8-K filed on August 11, 2009)
2.2	Employment Agreement (incorporated by reference to Exhibit 10.2 of the registrant's current report on Form 8-K filed on August 11, 2009)
2.3	Promissory Note (incorporated by reference to Exhibit 10.3 of the registrant's current report on Form 8-K filed on August 11, 2009)
2.4	Real Estate Contract (incorporated by reference to Exhibit 10.4 of the registrant's current report on Form 8-K filed on August 11, 2009)
99.1	Audited Financial Statements of Comanche Livestock Exchange, LLC for the year ended December 31, 2008
99.2	Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Energy Live, Inc (Registrant)

Date: October 13, 2009	By:	/s/ Karen Clark
Karen Clark
President/CEO